Exhibit 10.10

SPECIFIC TERMS IN THIS LETTER AGREEMENT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE OF TYPE THAT EQUITRANS MIDSTREAM CORPORATION TREATS AS CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
December 5, 2023

Rice Drilling B LLC
625 Liberty Avenue, Suite 1700
Pittsburgh, Pa 15222-3111
Attn: J.E.B. Bolen

RE:    Michael Kuhn and White’s Ridge Letter Agreement

Dear Mr. Bolen:
Reference is made to that certain Gas Gathering and Compression Agreement dated as of February 26, 2020 by and among EQT Corporation, EQT Production Company, Rice Drilling B LLC and EQT Energy, LLC (collectively, “Producer”), and EQM Gathering Opco, LLC (“Gatherer”), as the same was amended by that certain First Amendment to Gas Gathering and Compression Agreement dated August 26, 2020, that Second Amendment to Gas Gathering and Compression Agreement dated December 6, 2021, that Third Amendment to Gas Gathering Compression Agreement dated December 21, 2021, that Fourth Amendment to Gas Gathering Compression Agreement dated January 23, 2023 and that Fifth Amendment to Gas Gathering Compression Agreement dated October 4, 2023 between Producer and Gatherer (as amended, the “Gathering Agreement”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Gathering Agreement.
WHEREAS, the Producer’s Well Pad known as the Denver North Well Pad, which is located within a Producer Gathered Area and depicted on Exhibit A attached hereto (“Denver Well Pad”), has an Anticipated Production Date of [***].
WHEREAS, in order to accommodate the additional volumes of Dedicated Gas attributable to the Denver Well Pad, Producer has requested that the Maximum MRDO for the Michael Kuhn LP Equitrans Delivery Point (“Kuhn LP Delivery Point”) be increased from [***] per Day to [***] per Day (“Increased Kuhn LP MRDO”) and that the Maximum MRDO for the Michael Kuhn HP Equitrans Delivery Point (“Kuhn HP Delivery Point” and together with the Kuhn LP Delivery Point, the “Kuhn Delivery Points”) be increased from [***]per Day to [***]per Day (“Increased Kuhn HP

Exhibit 10.10
MRDO” and together with the Increased Kuhn LP MRDO, the “Increased Kuhn MRDO”).

WHEREAS, Gatherer has determined that in order to increase the Maximum MRDO at the Kuhn Delivery Points to the Increased Kuhn MRDO, Gatherer must expand the capacity of its interconnect facilities known as the Michael Kuhn Interconnect Facilities, as depicted on Exhibit A attached hereto (“Michael Kuhn Interconnect Facilities”).

WHEREAS, Producer has requested that (i) the Maximum MRDO for the White’s Ridge Equitrans Delivery Point be increased from [***]per Day to [***] per Day (“Increased White’s Ridge MRDO”), and (ii) the capacity of the dehydration facilities at the White’s Ridge Equitrans Delivery Point be expanded commensurate with the Increased White’s Ridge MRDO.

WHEREAS, Gatherer is willing to complete the Michael Kuhn Installation Work and the White’s Ridge Work, as such terms are defined below, subject, in each case to the terms and conditions hereof.
NOW, THEREFORE, Gatherer and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.Michael Kuhn Installation Work; Reimbursement. Subject to the terms and conditions of this Letter Agreement:
(a)Gatherer agrees to design, construct, install and place into service the equipment and facilities necessary to expand the capacity of the Michael Kuhn Interconnect Facilities (the “Michael Kuhn Installation Work”). Gatherer agrees to use commercially reasonable efforts to complete the Michael Kuhn Installation Work on or before [***]. The performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Gatherer’s performance of the Michael Kuhn Installation Work, mutatis mutandis. The Parties acknowledge and agree that, following completion of the Michael Kuhn Installation Work, the Michael Kuhn Interconnect Facilities shall be deemed to be a Receipt Point for all purposes under the Gathering Agreement.
(b) “Costs” means all documented third party costs and expenses incurred by Gatherer and/or its Affiliates in accordance with its or their customary procedures and in connection with the Michael Kuhn Installation Work, before, on or after the date hereof, plus reasonable overhead attributable to the Michael Kuhn Installation Work, including, the costs and expenses of acquiring real property rights and/or repairing of any real or personal property in the performance of those activities and other costs associated with or allocated to those activities in accordance with Gatherer’s customary allocation

Exhibit 10.10
procedures. Gatherer agrees that the Costs will generally reflect the market value for the external services and/or materials provided in support of the Michael Kuhn Installation Work.
(c)Concurrently with the execution of this Letter Agreement, Producer agrees to pay to Gatherer [***]in immediately available funds, in accordance with the invoice attached hereto as Exhibit B, which amount represents the estimated Costs of performing the Michael Kuhn Installation Work (“Estimated Costs”). As soon as practical after the completion of the Michael Kuhn Installation Work, Gatherer shall deliver to Producer a statement showing in reasonable detail the actual Costs incurred in connection with the Michael Kuhn Installation Work. If the actual Costs exceed the Estimated Costs (a “Cost Overage”), then Gatherer will include with the statement an invoice for the Cost Overage and Producer shall pay or cause to be paid to Gatherer the full amount of such Cost Overage within [***] Days of the date of the invoice, provided, however, that Producer’s aggregate payment obligations with respect to the Estimated Costs and any Cost Overage, if applicable, shall in no event exceed [***]. If actual Costs are less than Estimated Costs (a “Cost Shortfall”), then Gatherer shall pay or cause to be paid to Producer the full amount of such Cost Shortfall within [***]Days of the date of the statement.
2.White’s Ridge Work; Incremental Compression Fee. Subject to the terms and conditions of this Letter Agreement:
(a)Gatherer agrees to design, construct, install and place into service the equipment and facilities necessary to (i) increase the Maximum MRDO for the White’s Ridge Equitrans Delivery Point to the Increased White’s Ridge MRDO (“White’s Ridge MRDO Work”) and (ii) increase the capacity of the dehydration facilities at the White’s Ridge Equitrans Delivery Point, including the installation of a contact tower and a regeneration skid (“White’s Ridge Dehy Work” and together with the White’s Ridge MRDO Work, the “White’s Ridge Work”). Gatherer agrees to use commercially reasonable efforts to complete the White’s Ridge Work on or before [***]. The performance standard set forth in Section 3.1 of the Gathering Agreement shall apply to Gatherer’s performance of the White’s Ridge Work, mutatis mutandis.
(b)The Incremental Compression Fee attributable to deliveries of Dedicated Gas to the White’s Ridge Equitrans Delivery Point from and after the date the White’s Ridge Work has been completed shall be calculated in accordance with [***] of the Gathering Agreement.
3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement.

Exhibit 10.10
Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 18.7 of the Gathering Agreement. The Parties hereby ratify and confirm the Gathering Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Gathering Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Gathering Agreement, the terms and conditions of this Letter Agreement shall prevail.
5.    Governing Law; Jury Waiver. This Letter Agreement shall be governed by, construed, and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to choice of law principles. The Parties agree that the appropriate, exclusive and convenient forum for any disputes among any of the Parties arising out of this Letter Agreement or the transactions contemplated hereby shall be in any state or federal court in the City of Pittsburgh and County of Allegheny, Pennsylvania, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Letter Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Letter Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts. EACH PARTY HEREBY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS LETTER AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above.

GATHERER:

EQM GATHERING OPCO, LLC,
a Delaware limited liability company

By:     /s/ John M. Quinn
Name: John M. Quinn
Title:     VP Business Development & Commercial Services

PRODUCER:

EQT CORPORATION,
a Pennsylvania corporation

By:     /s/ Jeremy Knop
Name:     Jeremy Knop
Title:     Chief Financial Officer

EQT PRODUCTION COMPANY,
a Pennsylvania corporation

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President Operations Planning

RICE DRILLING B LLC,
a Delaware limited liability company

By:     /s/ J.E.B. Bolen
Name:     J.E.B. Bolen
Title:     Vice President Operations Planning

EQT ENERGY, LLC,
a Delaware limited liability company

By:     /s/ Keith Shoemaker

Name:     Keith Shoemaker
Title:     SVP Commercial

EXHIBIT A

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EXHIBIT B

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